UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005

EQUIFIN, INC.

(Exact name of registrant as specified in charter)

State of Delaware	1-9547	13-3256265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1011 Highway 71, Spring Lake, New Jersey		07762
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (732) 282-1411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors

Messrs. Thomas D. Werblin, Daniel T. Murphy and John Stieglitz resigned from the Board of Directors effective as of January 14, 2005.  Messrs. Werblin and Stieglitz were members of the Company’s Audit Committee and the Nominating Committee.  In tendering their resignations, none of the directors expressed any disagreement with the Company.  The resignations the Company believes are attributable, in part, to the Company’s loss of its directors and officers insurance coverage as well as the Company’s recent loss of the services of its outside auditing firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFIN, INC.

Date: February 14, 2005	By:	/s/ Walter M. Craig, Jr.
Walter M. Craig, Jr.
President
Chief Executive Officer